U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2020

AKERS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-36268	22-2983783
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

201 Grove Road

Thorofare, New Jersey USA 08086

(Address of principal executive offices, including zip code)

(856) 848-8698

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	AKER	The NASDAQ Capital Market

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends and restates the Current Report on Form 8-K (the “Original Report”) filed with the Securities and Exchange Commission on August 28, 2020 solely to fix a typographical error in Item 5.07. Specifically, Item 5.07 has been revised to correct the number of shares that were present in person or represented by proxy at the Company’s Annual Meeting of Stockholders held on August 27, 2020, that was inadvertently misstated in the Original Report. There are no other changes to the Original Report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the Akers Bioscience, Inc. 2018 Equity Incentive Plan

On August 27, 2020, Akers Biosciences, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”), which was held virtually. At the Annual Meeting, the stockholders approved an amendment (the “2018 Plan Amendment”) to the Akers Biosciences, Inc. 2018 Equity Incentive Plan (“2018 Plan”) to increase the number of shares of common stock available for issuance pursuant to awards under the 2018 Plan by an additional 1,042,000 shares, to a total of 1,120,125 shares of the Company’s common stock.

Election of Four Directors

As previously reported in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 29, 2020 (the “2020 Proxy”), the terms of the Company’s four directors were scheduled to expire at the Annual Meeting, and each of the four directors were nominated for re-election at the Annual Meeting.

At the Annual Meeting, Christopher C. Schreiber, Joshua Silverman, Bill J. White and Robert C. Schroeder were elected as directors of the Company’s board of directors to serve for a term expiring at the Company’s 2021 annual meeting of stockholders.

For more information about the matters above, see the Company’s 2020 Proxy, the relevant portions of which are incorporated herein by reference. The description of the 2018 Plan Amendment above and such portions of the 2020 Proxy are qualified in their entirety by reference to the full text of the 2018 Plan Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, a total of 3,625,777 shares of the Company’s common stock and Series D Convertible Preferred Stock were present in person or represented by proxy. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

1)	Approval, pursuant to Nasdaq listing rule 5635(a), of the issuance of shares of our common stock upon conversion of Series D Preferred Stock in excess of 20% of our common stock outstanding.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
469,032	85,076	8,668	3,063,001

2)	Approval, pursuant to Nasdaq listing rule 5635(a), of the potential issuance of our common stock in excess of 20% of our common stock outstanding in connection with milestone shares that may become issuable in the future.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
473,279	81,571	7,926	3,063,001

3)	To elect four (4) directors to serve until our 2021 Annual Meeting of Stockholders or until their successors are elected and qualified or until their earlier incapacity, removal or resignation.

	For	Against	Withheld	Broker Non-Votes
Christopher C. Schreiber	536,982	N/A	25,794	3,063,001
Joshua Silverman	528,738	N/A	34,038	3,063,001
Bill J. White	526,749	N/A	36,027	3,063,001
Robert C. Schroeder	536,016	N/A	26,760	3,063,001

4)	Approval of the 2018 Plan Amendment to the 2018 Plan to increase the total number of shares of Common Stock authorized for issuance under such plan by 1,042,000, to a total of 1,120,125 shares.

For	Against	Abstentions	Broker Non-Votes
441,294	82,174	39,308	3,063,001

5)	To ratify the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
3,491,958	27,930	105,889	0

6)	Approval, on an advisory basis, of the compensation paid to our named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
429,753	116,734	16,289	3,063,001

7)	Approval, on an advisory basis, of the frequency of future advisory votes on the compensation paid to our named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
154,975	19,455	337,366	50,980	3,063,001

Exhibit 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Akers Biosciences, Inc. 2018 Plan Amendment (previously filed)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERS BIOSCIENCES, INC.

Dated: September 1, 2020	/s/ Christopher C. Schreiber
Christopher C. Schreiber
Executive Chairman of the Board of Directors and Director